Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Tower Automotive, Inc. (the “registrant”) on Form 10-Q for the three and six months ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Jeffery Stegenga, Post-Consummation Trust Administrator of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.
November 6, 2007

/s/	Jeffery Stegenga

Jeffery Stegenga
Post-Consummation Trust Administrator